                                                                    Exhibit 99.1

                             MORGAN & BANKS LIMITED

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS

                            (IN AUSTRALIAN DOLLARS)

                                                                            FOR THE SIX MONTHS
                                                                            ENDED 30 SEPTEMBER
                                                                           --------------------
                                                                             1998       1997
                                                                             $000       $000
                                                                           ---------  ---------
                                                                               (UNAUDITED)
Sales revenue............................................................    204,624    160,141
                                                                           ---------  ---------
                                                                           ---------  ---------
Operating profit before depreciation, amortisation, interest and income
  tax....................................................................     15,638     14,114
Depreciation, amortisation and interest..................................      3,296      2,969
                                                                           ---------  ---------
Operating profit before income tax.......................................     12,342     11,145
Income tax attributable to operating profit..............................      4,547      4,219
                                                                           ---------  ---------
Operating profit after income tax........................................      7,795      6,926
Outside equity interests in operating profit after income tax............         59        262
                                                                           ---------  ---------
Operating profit after income tax attributable to members of Morgan &
  Banks Limited..........................................................     7,736       6,664
Retained profits at the beginning of the financial year..................    12,526       8,699
                                                                           ---------  ---------
Total available for appropriation........................................     20,262     15,363
Dividends provided for or paid...........................................      --        (3,693)
                                                                           ---------  ---------
Retained profits at the end of the financial period.....................      20,262     11,670
                                                                           ---------  ---------
                                                                           ---------  ---------

                         See notes attached hereto.

                             MORGAN & BANKS LIMITED

                          CONSOLIDATED BALANCE SHEETS

                            (IN AUSTRALIAN DOLLARS)

                                                                          30 SEPTEMBER   31 MARCH
                                                                              1998         1998
                                                                              $000         $000
                                                                          ------------- -----------
                                                                           (UNAUDITED)
CURRENT ASSETS
Cash...................................................................       18,984        14,488
Receivables............................................................       44,588        39,446
Other..................................................................        3,306         2,357
                                                                              ------    -----------
TOTAL CURRENT ASSETS...................................................       66,878        56,291
                                                                              ------    -----------
NON-CURRENT ASSETS
Receivables............................................................           46            46
Plant and equipment....................................................       13,306        14,152
Intangibles............................................................        9,121         9,308
Other..................................................................        3,242         2,993
                                                                              ------    -----------
TOTAL NON-CURRENT ASSETS...............................................       25,715        26,499
                                                                              ------    -----------
TOTAL ASSETS...........................................................       92,593        82,790
                                                                              ------    -----------
CURRENT LIABILITIES
Accounts payable.......................................................       47,371        43,665
Borrowings.............................................................          281           481
Provisions.............................................................        5,931         9,530
                                                                              ------    -----------
TOTAL CURRENT LIABILITIES..............................................       53,583        53,676
                                                                              ------    -----------
NON-CURRENT LIABILITIES
Borrowings.............................................................        7,604         8,121
Provisions.............................................................        2,920         1,613
                                                                              ------    -----------
TOTAL NON-CURRENT LIABILITIES..........................................       10,524         9,734
                                                                              ------    -----------
TOTAL LIABILITIES......................................................       64,107        63,410
                                                                              ------    -----------
NET ASSETS.............................................................       28,486        19,380
                                                                              ------    -----------
                                                                              ------    -----------
Shareholders' Equity
Issued capital.........................................................        7,135         2,308
Reserves...............................................................          289         3,895
Retained profits.......................................................       20,262        12,526
                                                                              ------    -----------
Shareholders' equity attributable to members
  of Morgan & Banks Limited............................................       27,686        18,729
Outside equity interests in controlled entities........................          800           651
                                                                              ------    -----------
TOTAL SHAREHOLDERS' EQUITY.............................................       28,486        19,380
                                                                              ------    -----------
                                                                              ------    -----------

                          See notes attached hereto.

                             MORGAN & BANKS LIMITED

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (IN AUSTRALIAN DOLLARS)

                                                                                            FOR THE SIX MONTHS
                                                                                            ENDED 30 SEPTEMBER
                                                                                          ----------------------
                                                                                             1998        1997
                                                                                             $000        $000
                                                                                          ----------  ----------
                                                                                                (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers..........................................................           201,150     154,739
Payments to suppliers and employees..............................................          (187,234)   (140,683)
Interest received................................................................               176         101
Borrowing costs including interest and cost of finance paid......................              (301)       (319)
Dividends received...............................................................                --          --
Income taxes paid................................................................            (4,221)      (3,654)
                                                                                           --------     --------
Net cash provided by operating activities........................................             9,570       10,184
                                                                                           --------     --------
CASH FLOWS TO INVESTING ACTIVITIES
Payments for additional share in controlled entities.............................                --         (665)
Payment for plant and equipment..................................................            (1,919)      (5,786)
Proceeds from sale of plant and equipment........................................                 1           --
                                                                                           --------     --------
Net cash used in investing activities............................................            (1,918)      (6,451)
                                                                                           --------     --------
CASH FLOWS TO FINANCING ACTIVITIES
Proceeds from issuance of shares.................................................               623           --
Repayments of borrowings.........................................................              (508)        (179)
Payments under hire purchase contracts...........................................              (304)        (304)
Dividends paid...................................................................            (3,492)      (3,308)
                                                                                           --------     --------
Net cash used in financing activities............................................            (3,681)      (3,791)
                                                                                           --------     --------
Net increase (decrease) in cash held.............................................             3,971          (58)
Cash at the beginning of the year................................................            14,488       11,067
Effects of exchange rate changes on the balances of cash held in foreign
  currencies at the beginning of the year........................................               525          146
                                                                                           --------     --------
Cash at the end of the period....................................................            18,984       11,155
                                                                                           --------     --------
                                                                                           --------     --------
Non-cash financing and investing activities
During this and the previous six month period, there were no non-cash financing and investing transactions.

                          See notes attached hereto.

                             MORGAN & BANKS LIMITED

       NOTES TO AND FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS

                            (IN AUSTRALIAN DOLLARS)
                                  (UNAUDITED)

NOTE 1. BASIS OF PRESENTATION

    The consolidated condensed interim financial statements included herein have been prepared by Morgan and Banks Limited ("M&B"), without audit in accordance with applicable Accounting Standards and other professional requirements, and comply with other requirements of the law. Although certain information and footnote disclosures normally included in M&B's annual financial statements prepared in accordance with generally accepted accounting principles in Australia ("Australian GAAP") have been condensed or omitted pursuant to such rules and regulations, M&B believes that the disclosures are adequate to make the information presented not misleading.

    These statements reflect all adjustments, consisting of normal recurring adjustments which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these consolidated condensed financial statements be read in conjunction with the financial statements and notes thereto included in M&B's year end report dated March 31, 1998. M&B follows the same accounting policies in preparation of interim reports.

    Results of operations for the interim periods may not be indicative of annual results.

NOTE 2. RECONCILIATION OF ISSUED CAPITAL

                                                                ($000)
                                                               --------

Balance at 31 March, 1998..................................      2,308

Shares issued in connection with the exercise
  of options...............................................        623

Share premium being classified to issued capital
  as a result of changes in Australian Corporation Law
  which eliminated the par value amount per common share...      4,204
                                                               --------

Balance at 30 September, 1998..............................      7,135
                                                               --------
                                                               --------

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)
                                  (UNAUDITED)

NOTE 3. RECONCILIATIONS FROM AUSTRALIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

Reconciliation of operating profit after income tax for the six months ended 30 September,

                                                                                                1998         1997
                                                                                                $000         $000
                                                                                              ---------    ---------
                                                                                                   (UNAUDITED)
Operating profit after income tax attributable to members of
  Morgan & Banks Limited....................................................................     7,736        6,664
Settlement of litigation*...................................................................       998          --
                                                                                              ---------    ---------
Net income in accordance with US Generally
  Accepted Accounting Principles............................................................     6,738        6,664
                                                                                              ---------    ---------
                                                                                              ---------    ---------

Reconciliation of shareholders' equity at

                                                                                           30 September,   31 March,
                                                                                                1998         1998
                                                                                                $000         $000
                                                                                              ---------    ---------
Shareholders' equity attributable to members of
  Morgan & Banks Limited....................................................................    27,686      18,729
Settlement of litigation*...................................................................       998         --
                                                                                              ---------    ---------
Shareholders' equity in accordance with US Generally
  Accepted Accounting Principles............................................................    26,668      18,729
                                                                                              ---------    ---------
                                                                                              ---------    ---------

* For US GAAP, this settlement will be recorded in October, 1998 because that is when the favorable court decision was delivered.

--------------------------


    Under Australian GAAP, companies were not allowed to use the equity method of accounting for investments in associates in the consolidated profit and loss statement or balance sheet. Instead companies record the investment at cost and bring to account dividend income. US GAAP requires investments in associates to be accounted for under the equity method after elimination of unrealised profits on transactions with associates. The adjustment was not material and therefore not included in the summary of differences.

    Under Australian GAAP, no cost attributable to executive options has been recognised in the profit and loss statement. Under US GAAP the compensation cost is zero for each year ended to date.

    Under Australian GAAP, Operating Income before Depreciation,
Amortization, Interest and Income Tax is an appropriate measure. M&B understands that this measure is not recognized under US GAAP.

                             MORGAN & BANKS LIMITED

                            (IN AUSTRALIAN DOLLARS)
                                  (UNAUDITED)

NOTE 3. RECONCILIATIONS FROM AUSTRALIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

    The disclosure of operating expenses as required under US GAAP are included below. This disclosure is not an Australian GAAP requirement.

                                                                                               SIX MONTHS ENDED
                                                                                                 30 SEPTEMBER
                                                                                             --------------------
                                                                                               1998       1997
                                                                                               $000       $000
                                                                                             ---------  ---------
Cost of sales..............................................................................  124,379     88,944
Salary and related costs...................................................................   48,926     40,567
Office and general expenses................................................................   19,670     18,888
Amortisation of intangibles................................................................      395        418
                                                                                             ---------  ---------
Total operating expenses...................................................................  193,370    148,817
                                                                                             ---------  ---------
                                                                                             ---------  ---------


NOTE 4.  SUBSEQUENT EVENT.

         On January 28, 1999, pursuant to the terms of the Scheme Implementation Agreement, dated August 17, 1998, as amended (the "Agreement"), TMP Worldwide Inc. ("TMP") acquired, through a wholly-owned subsidiary, all of the outstanding capital stock and options to purchase such stock, of M&B for an aggregate of approximately 5,450,000 shares of common stock, $.001 par value, of TMP ("TMP Common Stock"), and such share amount considers the effect of options that can be converted into TMP Common Stock.

NOTE 5. EARNINGS PER SHARE

                                                                           FOR THE SIX MONTHS
                                                                           ENDED 30 SEPTEMBER
                                                                          ----------------------------------------
                                                                              1998          1997
                                                                               $             $
                                                                          ------------  ------------
Basic earnings per share................................................         0.110         0.097
Diluted earnings per share..............................................         0.109         0.093


                                                                             NUMBER        NUMBER
                                                                          ------------  ------------
Weighted average number of ordinary shares outstanding during the six months:

  Used in the calculation of basic earnings per share...................    69,785,579    69,239,148
  Used in the calculation of diluted earnings per share.................    73,166,329    72,988,023


    The prior period numbers have been adjusted to reflect the capital reconstruction for the purposes of comparability.